UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K/A

AMENDMENT TO CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

          August 3, 2011
Date of Report (Date of earliest event reported)

          BIONOVO, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-33498	20-5526892
(State or Other	(Commission File Number)	(IRS Employer
Jurisdiction of Incorporation)		Identification No.)

5858 Horton Street, Suite 400, Emeryville, CA 94608
(Address of Principal Executive Offices)  (Zip Code)

          (510) 601-2000
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

This Current Report on Form 8-K/A (the “Amended Report”) amends the Current Report on Form 8-K (the “Original Report”) filed by Bionovo, Inc. (the “Company”) with the Securities and Exchange Commission on August 3, 2011.  The Amended Report is being filed to include an amended and restated press release as Exhibit 99.1 which corrects a typographical error in the third paragraph under the heading “Second Quarter Results” of the press release included as Exhibit 99.1 to the Original Report.  Except as described above, no other amendments have been made to the Original Report.

Item 9.01.              Financial Statements and Exhibits.

(d)           Exhibits.

Exhibit
Number

99.1	Press release from Bionovo, Inc., dated August 5, 2011, titled “CORRECTED: Bionovo Announces Second Quarter 2011 Highlights and Financial Results.”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Bionovo, Inc.

Date: August 5, 2011	By:	/s/ Isaac Cohen
Isaac Cohen
Chairman and Chief Executive Officer

EXHIBIT INDEX

99.1	Press release from Bionovo, Inc., dated August 5, 2011, titled “CORRECTED: Bionovo Announces Second Quarter 2011 Highlights and Financial Results.”